As filed with the Securities and Exchange Commission on February 6, 1997
                            Registration No. 333-8963
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                   POST-EFFECTIVE AMENDMENT NO. 1 to FORM S-3

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                    CONTINENTAL AMERICAN TRANSPORTATION, INC.
             (Exact name of Registrant as specified in its Charter )


         COLORADO                     4213                     84-1089599
(State or other jurisdiction     (Primary Standard           (I.R.S. Employer
of incorporation or organization)Classification Code Number)(Identification No.)

                              495 Lovers Lane Road
                             Calhoun, Georgia 30701
                                 (706) 629-8682
               (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)



                      Erik Bailey, Chief Financial Officer
                    Continental American Transportation, Inc.
                              495 Lovers Lane Road
                             Calhoun, Georgia 30701
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                             Joseph J. Tomasek, Esq.
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876
                                  (908)429-0030


                     Approximate date of commencement of the
                          proposed sale to the public:

                    From time to time after this registration statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

                         Calculation of Registration Fee

Title of Each Class     Amount to       Proposed    Proposed       Amount of
of Securities to be     be Registered   Maximum     Maximum        Registra-
Registered                              Offering    Aggregate      tion Fee
                                        Price Per   Offering
                                        Share(1)    Price



Common Stock (2)      2,368,441 Shares   $7.50      $17,763,308     $6,125.00


Common Stock (3)        750,000 Shares   $7.50      $ 5,625,000     $1,940.00




(1) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457(g)(1), on the basis of the highest price at which the Warrant(s) may be exercised, i.e., $7.50 per share.

     (2) Common Stock reserved for issuance upon exercise of the 13 Warrants, which have exercise prices ranging from $.25 to $7.50 to purchase 2,068,441 Common Shares which are exercisable from time to time, in whole or in part. The 13 Warrants are not being registered herein and are exercisable from time to time, in whole or in part, at any time during the period from their date of issuance through the 12-month period commencing upon the effective date of this Post-Effective Amendment No. 1 to the Registration Statement filed with the Securities and Exchange Commission ("SEC") and declared effective on November 29, 1996, with respect to 11 Warrants; from November 28, 1996 through the last day of the thirty-six (36) month period beginning on the date this Post-Effective Amendment No. 1 to the Registration Statement is filed with the SEC with respect to 1 Warrant, and; the exerciseability of one (1) Warrant is conditional and subject to certain requirements. This number of Common Shares also includes 300,000 shares of Common Stock reserved for issuance upon the conversion of 400,000 shares of the Company's 10% Convertible Preferred Shares, 200,000 of which shares have been purchased and 200,000 of which shares the Company anticipates placing pursuant to Regulation S in the near future. The 200,000 10% Convertible Preferred Shares which have been sold may be converted into Common Stock after December 5, 1996. The conversion dates for the remaining 200,000 10% Convertible Preferred Shares will commence no sooner than the 41st day following their sale and placement. See "Convertible Shares" below.

(3) Common Stock to be registered on behalf of the Selling Securityholders, Herr's Motor Express, Inc., Robert R. Herr, Wayne S. Herr and
         Charles B. Prater.

                    CONTINENTAL AMERICAN TRANSPORTATION, INC.

                              CROSS REFERENCE SHEET
                    Pursuant to item 501(4) of Regulation S-B
===============================================================================
 Post-Effective Amendment No. 1              Prospectus Caption
 to Form S-3 Item                             or Location
 Number and Heading
 --------------------------------         -------------------------------------
1. Forepart of the Registration           Facing page of Registration Statement;
   Statement and Outside Front            Cross Reference Sheet; Outside Front
   Cover Page of Prospectus               Cover Page of Prospectus


2.  Inside Front and Outside Back        Inside Front Cover Page of Prospectus;
    Cover Pages of Prospectus            Outside Back Cover Page of Prospectus;
                                         Additional Information; Incorporation
                                         of Certain Documents by Reference


3.  Summary Information, Risk Factors      Prospectus Summary; Risk Factors
    and Ratio of Earnings to
    Fixed Charges                          Prospectus Summary; Use of Proceeds

4.  Use of Proceeds                        Not Applicable

5.  Determination of Offering Price        Not Applicable

6.  Dilution
                                           Prospectus Summary; Selling
7.  Selling Securityholders                Securityholders and the Selling
                                           Relationship between the Company and
                                           the Selling Securityholders; Plan of
                                           Distribution


8.  Plan of Distribution                   Prospectus Summary; Plan of
                                           Distribution

9.  Description of Securities to           Prospectus Summary; Description of
    be Registered                          Securities

10. Interests of Named Experts             Legal Opinions; Experts
    and Counsel

11. Material Changes                       Additional Information;Incorporation
                                           of certain Documents by Reference;
                                           Prospectus Summary; Selling
                                           Securityholders and Relationship
                                           between the Company and the Selling
                                           Securityholders

12. Incorporation of Certain               Additional Information; Incorporation
    Information by Reference               of certain Documents by Reference

13. Disclosure of Commission               Not Applicable
    Position on Indemnification
    for Securities Act Liabilities



===============================================================================

                             DATED February 6, 1997

                                   PROSPECTUS

                    CONTINENTAL AMERICAN TRANSPORTATION, INC.



                      2,068,441 Common Shares Issuable upon
                  exercise of 13 Common Stock Purchase Warrants



               300,000 Common Shares Issuable upon the conversion
                   of 400,000 10% Convertible Preferred Shares

                              750,000 Common Shares



         This Prospectus relates to the issuance and the offer and sale by certain of the securityholders of Continental American Transportation, Inc., a Colorado Corporation (the "Company" and the "Selling Securityholders", respectively) of (a) up to 2,068,441 shares of common stock, no par value, (the "Common Shares") of the Company issuable upon the exercise of thirteen (13) non-redeemable common stock purchase warrants (the "Warrants"), (b) up to 300,000 Common Shares issuable upon the conversion of 400,000 10% Convertible Preferred Shares, $1.00 par value per share, of the Company (the "Convertible
Shares"), and (c) 750,000 Common Shares held of record by certain Selling Securityholders, all of whom are named in the "Selling Securityholders and Relationship between the Company and the Selling Securityholders" section of this Prospectus. The Warrants are exercisable from time to time, in whole or in part, at any time during certain periods from June 28, 1996, through December 10, 1996, their respective grant dates, and terminating twelve (12) months following the filing date of Post-Effective Amendment No. 1 to the Registration Statement of which this Prospectus is a part with respect to 11 of the Warrants; from November 28, 1996 through the last day of the thirty-six (36) month period beginning on the date of the filing of Post-Effective Amendment No. 1 to the Registration Statement with respect to one (1) Warrant, and; the exerciseability of one (1) Warrant is conditional and subject to certain requirements.

         The Warrants entitle their holders to purchase between fifteen thousand (15,000) and six hundred thousand (600,000) Common Shares for prices between $.25 and $7.50 per share.

         The Convertible Shares entitle their holder to convert such shares into Common Shares of the Company based upon a conversion rate equal to the ratio of $1.00 (the par value of a Convertible Share) to the amount represented by seventy-five (75%) percent of the average closing bid price of the Company's Common Shares for any two consecutive trading days immediately prior to conversion. The conversions of the 200,000 Convertible Shares previously sold may commence on December 5, 1996, and are convertible in tranches of 25,000 shares, with an aggreggate conversion limitation of 50,000 Convertible Shares per week.

         The Common Shares are quoted on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc. under the symbol "COAW". On
February 4, 1997 the closing bid quotation price of the Common Shares was $1.287.

         The Selling Securityholders directly, through agents designated from time to time or through dealers or underwriters also to be designated, may sell the securities offered for sale by the Selling Securityholders pursuant to this Prospectus (all such securities being referred to herein as the "Securities") from time to time on terms to be determined at the time of sale. To the extent required, the specific Securities to be sold, the purchase price, the public offering price, the names of any such agents, dealers or underwriters and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying Prospectus supplement. The distribution of the Securities of the Selling Securityholders may be effected in one or more transactions that may take place on the over-the-counter market, including ordinary broker's transactions, privately negotiated transactions or through sales to one or more dealers for resale of such securities as principals, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices. Usual and customary or specifically negotiated brokerage fees, commissions or discounts may be paid by the Selling Securityholders in connection with such sales.

         The Selling Securityholders and any broker-dealers, agents or underwriters that participate with the Selling Securityholders in the distribution of the Securities may be deemed to be "Underwriters" within the meaning of the Securities Act of 1933, as amended (the "Act"), and any commissions received by them and any profit on the resale of the Securities purchased by them may be deemed to be underwriting commissions or discounts under the Act. See "Plan of Distribution" for certain indemnification arrangements.

         The purchase of the securities offered by this prospectus involves a substantial degree of risk. Prospective investors should carefully consider the factors set forth under "Risk Factors."

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION
OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
     PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                 The date of this Prospectus is February 6, 1997

                              AVAILABLE INFORMATION

         The Company has filed its Registration Statement on Form S-3 (together with all amendments thereto referred to as the "Registration Statement") under the Act, with the Securities and Exchange Commission (the "Commission") covering the Common Shares issuable upon the exercise of the Warrants and certain Common Shares held of record by certain named Selling Securityholders. This Prospectus does not contain all the information set forth or incorporated by reference in the Registration Statement and the exhibits and schedules relating thereto, certain portions of which have been omitted as permitted by the rules and regulations of the Commission. For further information with respect to the Company and the Securities offered by this Prospectus, reference is made to the Registration Statement and the exhibits and schedules thereto which are on file at the offices of the Commission and may be obtained upon payment of the fee prescribed by the Commission, or may be examined without charge at the offices of the Commission. Statements contained in this Prospectus or in any document incorporated by reference in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

         The  Company  is  subject  to  the  informational  requirements  of the
Securities  Exchange  Act of 1934,  as  amended  (the  "Exchange  Act"),  and in accordance therewith files periodic reports, proxy statements and other information with the Commission. The Registration Statement, as well as such periodic reports, proxy statements and other information, can be inspected and copied at the public reference facilities maintained by the commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549; Suite 1400, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661; and 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following documents filed with the Commission (File No. 0-18729) pursuant to the Exchange Act are incorporated herein by reference:

         1. The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996, as amended by the Company's Form 10-KSB/A and Form 10-KSB/A-2;

         2. The Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 1996, as amended by the Company's Form 10-QSB/A;

         3. The Company's Form 8-K filed with the Securities and Exchange Commission via EDGAR on November 19, 1996, concerning the commencement of a lawsuit against a former Company shareholder;

         4. The  Company's  Form 8-K  filed  with the  Securities  and  Exchange
Commission via EDGAR on December 30, 1996, concerning the Company's accounts receivable lender terminating its contract with the Company's wholly owned subsidiary, Carpet Transport, Inc.; and

         5. The description of Common Stock contained in the Company's Form 10 Registration Statement, filed with the Commission on August 1, 1990.

         All documents subsequently filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of this offering shall be deemed to be incorporated by reference in this Prospectus and to be a part of this Prospectus from the date of filing thereof. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

         The Company will provide without charge to each person to whom a copy of this Prospectus is delivered, upon the written or verbal request of any such person, a copy of any or all of the documents which have been incorporated herein by reference, other than exhibits to such documents (unless such exhibits are specifically incorporated by reference into such documents). Requests for such documents should be directed to Continental American Transportation, Inc., 495 Lovers Lane Road, Calhoun, Georgia 30701, Attention: Secretary, Telephone
(706)629-8682.

         This Prospectus relates to the offer and sale by the Selling Securityholders of up to 2,068,441 Common Shares issuable upon the exercise of the 13 Warrants, up to 300,000 Common Shares issuable upon the conversion of the 400,000 Convertible Shares and 750,000 Common Shares held of record by certain of the Selling Securityholders. Unless otherwise indicated, no effect is given in this Prospectus to the exercise of stock options to purchase any Common Shares reserved for issuance under the Company's Stock Option Plan; (the "Options"). See "Risk Factors-Outstanding Options."

         The Company will furnish to holders of its Common Shares annual reports containing audited financial statements. The Company may also distribute quarterly reports containing unaudited financial information for the first three quarters of each fiscal year.

                               PROSPECTUS SUMMARY

         The following summary is qualified in its entirety by the more detailed information and the financial statements which have been incorporated by reference in this Prospectus. As used in this Prospectus, the "Company" refers to Continental American
Transportation, Inc.
                                   THE COMPANY

         The Company and its subsidiaries are principally engaged in the business of operating a full, non-union full and less than truckload carrier fleet and freight brokerage and logistics businesses throughout the Continental United States. Since its acquisition of Carpet Transport, Inc., effective February 29, 1996, the Company's primary business is focused on serving the transportation and distribution needs of the carpet manufacturing industry located in the southeastern corridor of the United States. The Company utilizes approximately 733 tractors, 1,381 trailers and 264 refrigerated trailers in its transportation business. In addition, the Company maintains 18 truck terminals throughout the Country to facilitate distribution of customer shipments and to provide regional maintenance service for its revenue equipment. The terminals located in Baton Rouge, Louisiana, Orlando and Tampa, Florida are Company-owned while it leases the other 15 terminals.

         The Company has approximately 1,035 employees, of which 725 are drivers; 42 are in the maintenance department(s); and 268 are in the Company's management and administration. Most of the Company's personnel work at its corporate headquarters and main operating facility located in Calhoun, Georgia (the "Calhoun Operations Center") which is situated 70 miles north of the City of Atlanta. Owned by the Company, the Calhoun Operations Center provides an aggregate 122 loading bays and includes separate facilities for tractor, trailer and tire maintenance; two office buildings house the Company's management, dispatch and clerical personnel and other structures provide designated areas for driver recruitment and training, doctor's offices and security.

         The Company, through its subsidiary, Chase Brokerage, Inc., also operates a nationwide freight brokerage business located in its Company-rented Palatka, Florida facility.

         The Company is a Colorado corporation organized in 1983 under the predecessor name MAS Ventures, ltd. The Company's principal executive office is located at 495 Lovers Lane Road, Calhoun, Georgia 30701, telephone number,
(706)629-8682.

                                  The Offering


Securities Offered
Hereby..........                     2,068,441 Common Shares issuable upon the
                                     exercise of 13 Warrants. Each Warrant is exercisable from time to time and in whole or in part to purchase between 15,000 and 600,000 Common Shares at prices ranging from $.25 to $7.50 per share at any time, with respect to 11 of the Warrants, during the periods from their respective dates of grant, and terminating twelve (12) months following the filing of Post-Effective Amendment
                                     No. 1 to the Registration Statement of
                                     which this Prospectus forms a part; from November 28, 1996 through the last day of the thirty-six (36) month period following the filing of Post-Effective
                                     Amendment No. 1 to the Registration
                                     Statement with respect to 1 Warrant, and;
                                     the exerciseability of one (1) Warrant is conditional and subject to certain requirements (the "Warrant Exercise
                                     Period").  See "Description of
                                     Securities."  The 13 Warrants are not
                                     being registered hereunder.  See
                                     "Description of Securities".

                                     750,000 Common Shares held of record by
                                     certain Selling Securityholders.   See
                                     "Selling Securityholders and Relationship
                                     Between the Company and the Selling
                                     Securityholders".

Common Shares Currently
Outstanding........                  5,074,615 shares

Common Shares Issuable
Upon Exercise of the
Warrants......                       2,068,441 shares.


Common Shares Issuable Upon
Conversion of the Convertible
Shares......                         Up to 300,000  Common Shares issuable
                                     upon the conversion of 400,000
                                     Convertible Shares.  Commencing December
                                     5, 1996, the 200,000 Convertible Shares
                                     already placed and sold are convertible
                                     commencing December 5, 1996, in tranches
                                     of   25,000   Convertible   Shares,   at  a
                                     conversion  rate  based  upon the  ratio of
                                     $1.00  (the par  value  of the  Convertible
                                     Shares) to the amount represented by 75% of
                                     the  average   closing  bid  price  of  the
                                     Company's   Common   Shares   for  any  two
                                     consecutive trading days immediately prior to conversion.

Estimated proceeds to
the Company                          If the holders of the 13 Warrants offered
                                     hereby elect to exercise their Warrants, the estimated gross proceeds to the Company would be approximately $3,576,259 if exercised during the Warrant Exercise
                                     Period.  The expenses of this offering
                                     are estimated to be approximately
                                     $23,565.

Use of Proceeds......                Proceeds from the exercise of the
                                     Warrants offered hereby will be added to the Company's working capital and will be used for general corporate purposes.
                                     There can be no assurance that any
                                     Warrants will be exercised and that any
                                     proceeds will be received by the Company.
                                     All of the proceeds from the sale of
                                     Common Shares offered hereby will be
                                     received by the Selling Securityholders.
                                     The Company will not receive any of the
                                     proceeds from the sale of such Common
                                     Shares.

Selling Securityholders              The Warrants and the Common Shares
                                     issuable upon the exercise thereof:
                                     Affililated Services, Inc., Ocean
                                     Marketing Corp., Pyramid Holdings, Inc.,
                                     Universal Solutions, Inc., Global
                                     Financial Group, Inc., Mr. Scott Sieck,
                                     BCR Media, Inc., Meridian Holdings, Inc.,
                                     Mr. Arden Brown, Christie & Company, and
                                     Explorer Financial Services, Inc.  The
                                     Convertible Shares and the Common Shares issuable upon the conversion thereof:
                                     Seatex AG.  In addition, Herr's Motor
                                     Express, Inc., Mr. Robert R. Herr, Mr.
                                     Wayne S. Herr and Charles B. Prater are
                                     selling an aggregate of 750,000 Common
                                     Shares.  See "Selling Securityholders and
                                     Relationship between the Company and the Selling Securityholders."

NASD Symbol........                  "COAW" - Common Shares

                                  RISK FACTORS



         The purchase of the securities offered hereby involves a substantial degree of risk. Prospective Investors should carefully consider, among other matters, the following risks and other factors before making a decision to purchase the securities being offered hereby.

Recruitment and Retention of Qualified Drivers

         Competition to recruit qualified drivers is extremely intense, and the Company occasionally has experienced difficulty attracting and retaining a sufficient number of qualified drivers to operate its rapidly expanding fleet. Although the Company currently retains an adequate number of drivers for its current business, there is a chronic, industry-wide shortage of qualified drivers. There can be no assurance that the shortage of qualified drivers will not affect the Company's operations and profitability in the future. Difficulty in attracting or retaining qualified drivers would materially adversely affect the Company's operations and ability to grow.

Business Cycles and Industry-Wide Cost Increases

         The Company has little or no control over economic factors such as fuel prices and taxes, insurance costs, liability claims, interest rate fluctuations, fluctuation in the resale value of revenue equipment, economic recessions and customers' shipping demands. Significant increases or rapid fluctuations in fuel prices, interest rates or increases in insurance costs or liability claims, to the extent not offset by increases in freight rates, would adversely affect the Company's operating results, profitability and expansion. Economic recessions or downturns in customers' business cycles or shipping demands could also have a materially adverse effect upon the growth and profitability of the Company. If the resale value of the Company's revenue equipment were to decline, the Company could be forced to retain some of its equipment longer, with a resulting increase in operating expenses for maintenance and repairs.

Capital Requirements; Leverage

         The Company historically has relied upon debt and operating leases to finance new revenue equipment, and it has granted its lenders a lien on substantially all of the Company's assets. If in the future the Company were unable to borrow sufficient funds, enter into acceptable operating lease arrangements or raise additional equity, the resulting capital shortage would adversely affect the Company's growth and profitability. The Company currently is highly leveraged and has a debt-to-capitalization ratio higher than many of its competitors. As of September 30, 1996, the Company had a ratio of long-term debt to capitalization of approximately $7.75 to $1.00.

Competition

         The trucking industry is extremely competitive and includes regional, inter-regional and national truckload carriers, none of which dominates the market. The Company also competes with alternative forms of transportation, such as railroads, rail-truck intermodel and air-freight intermodal service. This competition historically has created downward pressure on the truckload industry's pricing structure. The Company competes with a number of trucking companies that have greater financial resources, operate more revenue equipment and transport more freight than the Company.


Dependence on Key Personnel

         The Company's success depends in large part upon a number of key management personnel. The loss of the services of one or more of its management personnel, in particular Timothy Holstein, the Company's President and Chief Executive Officer, or Erik Bailey, the Company's Chief Financial Officer, could have a material adverse effect on the Company.


Government Regulation

     Truckload carriers are subject to regulation by various federal and state agencies, including the Interstate Commerce Commission ("ICC") and the United States Department of Transportation ("DOT"). These regulatory authorities exercise broad powers, generally governing activities such as authorization to engage in motor carrier operations, operational safety, accounting systems, rates and charges, certain mergers, consolidations and acquisitions as well as financial reporting. The Company is also subject to regulations promulgated by the Environmental Protection Agency ("EPA") and similar state agencies with respect to fuel storage tanks. Although the Company believes that its operations are in material compliance with current laws and regulations, there can be no assurance that current regulatory requirements will not change, that currently unforeseen environmental incidents will not occur or that contamination or past noncompliance with environmental laws, will not be discovered on properties on which the Company has operated.

Self-Insured Claims

         The Company maintains liability insurance policies on its fleet equipment for personal injury and prooperty damage up to a maximum limit of $1,000,000 per occurrence with a $5,000 deductible. The Company is self-insured for workmen's compensation claims to a maximum of $250,000 per occurrence. If the Company were to experience numerous claims in significant amounts for which it is self-insured, or if significant increases in insurance costs should occur and could not be offset by higher freight rates, the Company's results of operations could be materially adversely affected.

Proceeds of the Offering

         The Company will not receive any of the proceeds of the offering of Securities by the Selling Securityholders. Only the proceeds from the exercise of the Warrants will be received by the Company. There can be no assurance that any Warrants will be exercised and that any proceeds will be received by the Company.

Dividends

         The Company has not paid and does not anticipate paying cash dividends on its Common Shares in the foreseeable future, but it intends to retain its earnings, if any, for use in its business.

Control of Company to Remain with Existing Stockholders

         Timothy Holstein, Erik Bailey and Brian Henninger, the officers and directors of the Company, collectively own 1,305,418 Company Common Shares, representing approximately 26% of all the issued and outstanding Company Common Shares as of February 4, 1997. Assuming they were to act collectively, Messrs. Holstein, Bailey and Henninger would likely be able to continue to determine the affairs and policies of the Company.

Shares Eligible for Future Sale

         With the exception of the 519,897 Common Shares held by Erik Bailey, the 739,521 Common Shares held by Timothy Holstein, and the 46,300 Common Shares held by director and officer Brian Henninger whose total includes options to purchase 36,000 Common Shares, and approximately 975,358 shares issued in certain transactions, which are "restricted securities" as that term is defined under Rule 144 promulgated under the Act, all of the currently outstanding Common Shares are now eligible or shortly will be eligible for sale in the public market. The Company is unable to predict the effect that sales made under Rule 144 or otherwise may have upon the then prevailing market prices of the Common Shares or Warrants, although such sales may depress such prices. Mr. John Christie, a former officer and director of the Company, owns approximately 50,000 Common Shares which he will be able to sell on the open market under Rule 144 without volume limitations when and if he is deemed a "non-affiliate" of the Company as such term is defined under Rule 144: the Company cannot predict the effect on the then prevailing market prices of the Common Shares or Warrants if this invididual proceeds to sell his shares.

Outstanding Options and Convertible Securities

         The Company has granted options to purchase 36,000 Common Shares representing the remaining balance of stock options available under the Company's 1994 Stock Incentive Plan. The Company has adopted and shareholders approved the Company's 1996 Stock Option Plan pursuant to which the Company has reserved 500,000 shares of its Common Stock for issuance pursuant to options that may be granted thereunder: the Company has not granted any stock options under this Plan as of the date hereof. In addition, the Company has approximately $1,500,000 in aggregate principal of its 7% Convertible Debentures outstanding which may be converted into Company Common Shares at the conversion price equal to the lesser of (i) the average closing bid price of the Common Shares as reported for the 5 consecutive trading days immediately prior to August 19, 1996 or (ii) 78% of the average closing bid price of the Common Shares as reported for the 5 consecutive trading days immediately preceding conversion. Also, the Company has approximately $1,750,000 in aggregate principal amount of its 10% Convertible Promissory Notes outstanding which may be converted into Company Common Shares at the conversion price equal to the lesser of (i) 80% of the market price of the Company's Common Stock on the date of conversion, or (ii) 120% of the market price as of the date of the issuance of the 10% Convertible Promissory Notes. If the foregoing options are exercised, and/or the foregoing convertible securities and/or notes are converted, the percentage of Common Shares held by the stockholders will be reduced accordingly.

Penny Stock Regulations.

         If the Common Stock becomes subject to the existing or proposed regulations on penny stocks, the market liquidity for the Common Stock could be materially adversely affected by limiting the ability of broker-dealers to sell the Common Stock and the ability of stockholders to sell their Common Stock in the secondary market. The Commission recently has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks." Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on Nasdaq, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prepared by the issuer that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations, and the broker-dealer and salesperson compensation information, must be given to the customer orally or in writing prior to effecting the transaction and must be given to the customer in writing before or with the customer's confirmation. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the customer and receive the customer's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a security that becomes subject to the penny stock rules. If the Common Stock becomes subject to the penny stock rules, purchasers in this offering may find it more difficult to sell such Common Stock.

Securities and Exchange Commission Investigation.

         The Company has learned that a former shareholder of the Company filed a complaint with the Securities and Exchange Commission alleging that the Company illegally canceled his stock certificate being held in escrow. Following a thorough internal audit, the Company has responded to this complaint alleging, among other things, that this individual made a claim to these shares without providing any proof of consideration or payment for them. On the basis of this complaint, the Securities and Exchange Commission is conducting a preliminary investigation into the Company's past stock trading activities (the "Denman Investigation"). Company management is fully cooperating with this preliminary investigation and intends to vigorously defend against this action. Moreover, the Company has commenced a lawsuit against this former shareholder in federal district court seeking a declaratory judgment that its actions in cancelling said former shareholder's shares were legal and justified.

The Registration Statement of Which This Prospectus Forms A Part
Has Not Been Reviewed by the Securities and Exchange Commission

     Due to the Denman Investigation, the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") has declined to review the Registration Statement of which this Prospectus forms a part. The Commission, however, has permitted the Company to request that the Registration Statement be declared effective on condition that the Company acknowledge full responsibility for the adequacy and accuracy of the disclosures contained in the Registration Statement and further acknowledge to the Commission that in the event the Commission declares the Registration Statement effective, the Company recognizes that such Commission action does not foreclose the Commission from taking any action with respect to the Registration Statement and that the Company will not assert such a Commission declaration or order of effectiveness as a defense in any future proceeding that may be brought by the Commission. The Company sent to the Commission the above described acknowledgments and requested the Commission to declare the Registration Statement of which this Prospectus forms a part effective. In reply, the Commission declared the Registration Statement effective on November 29, 1996. Accordingly, the public and potential offerees should be aware that the Registration Statement of which this Prospectus forms a part has not been reviewed by the Commission or amended as a result of any Commission comments made normally during such an Commission review. Generally, Commission review of filings such as the Company's Registration Statement incorporate procedures which serve to better protect potential investors by requiring full and complete disclosure of all material facts.

                                 USE OF PROCEEDS


         If the holders of the 13 Warrants offered hereby elect to exercise their Warrants, the estimated gross proceeds to the Company would be approximately $3,576,259. The expenses of this offering are estimated to be approximately $23,565.00.

         Proceeds from the exercise of Warrants will be added to the Company's working capital and will be used to fund the continued growth of the Company and for general corporate purposes. There can be no assurance that any Warrants will be exercised and that any proceeds will be received by the Company.

         All of the proceeds from the sale of Common Shares offered hereby will be received by the Selling Securityholders. The Company will not receive any of the proceeds from the sale of such Common Shares.


                            COMMON SHARE PRICE RANGE


         The Common Shares are traded on the Electronic Bulletin Board of the National Association of Securities Dealers, Inc. under the trading symbol "COAW".

         The following table sets forth the high and low bid prices for the Common Shares for the period which commenced June 19, 1995, the date the Company's Common Shares were qualified for trading on the Electronic Bulletin Board, for the fiscal year end date, June 30, 1995, and for the quarters ended September 30, 1995, December 31, 1995, March 31, 1996, June 30, 1996, September 30, 1996 and

December 31, 1996, based on transaction data as reported by NASD:

                                         Common Shares
Fiscal Year Ended                    High             Low
                                     ----             ---
June 30, 1995                       $  .375          $ .25
September 30, 1995                  $12.14           $ .97
December 31, 1995                   $ 6.55           $1.58
March 31, 1996                      $ 3.87           $2.49
June 30, 1996                       $ 4.75           $2.25
September 30, 1996                  $ 3.44           $3.31
December 31, 1996                   $ 1.62           $1.12
                                     -----

         The closing bid quotation price of the Common Shares on February 4, 1997 was $1.287.

     As of February 4, 1997, there were 298 holders of record of the Common Shares. The Company believes that there were approximately 818 beneficial shareholders of the Common Shares as of such date.

         The Company has paid no cash dividends on its Common Shares since its inception. Any future declaration of cash dividends will depend upon the Company's earnings, financial condition, capital requirements and other relevant factors. The Company does not intend to pay cash dividends in the foreseeable future, but intends to retain its earnings, if any, for use in its business.

        SELLING SECURITYHOLDERS AND RELATIONSHIP BETWEEN THE COMPANY AND
                           THE SELLING SECURITYHOLDERS

     Because the Selling Securityholders may offer all or some part of the Securities pursuant to this Prospectus and because this offering is not being underwritten on a firm commitment basis, no estimate can be given as to the amount of securities to be offered for sale at any given time by the Selling Securityholders upon termination of this offering. See "Plan of Distribution." To the extent legally required, the specific amount of Securities to be sold by the Selling Securityholders in connection with a particular offer will be set forth in an accompanying supplement to this Prospectus.

         The following table sets forth the amount and type of Securities offered by this Prospectus which are owned by such Selling Securityholders.

===============================================================================
                                 WARRANTS                       COMMON
                              (and Common Shares                SHARES
                                  issuable upon
                                 exercise ofsuch
                                 NAME Warrants)

  Affiliated Services, Inc.              1                       75,000

  Ocean Marketing Corp.                  1                       75,000

  Pyramid Holdings, Inc.                 1                       75,000

  Universal Solutions, Inc.              1                       75,000

  Global Financial Group, Inc.           1                      238,441

  Scott Sieck                            1                      350,000

  BCR Media, Inc.                        1                      300,000

  Meridian Holdings, Inc.                1                      100,000

  Arden Brown                            3                      105,000

  Christie & Company                     1                       75,000

  Explorer Financial Services, Inc       1                      600,000

  Seatex AG(1)                           1                      300,000

  Wayne S. Herr                          0                       50,000

  Robert R. Herr                         0                       50,000

  Herr's Motor Express, Inc.             0                      150,000

  Charles B. Prater                      0                      500,000








===============================================================================
(1) Seatex AG has purchased 200,000 shares of the total series of 400,000 shares of the Company's 10% Convertible Preferred Stock (the "Convertible Shares"). The Company is registering a total of 300,000 common shares to cover the conversions of all 400,000 Convertible Shares in anticipation that Seatex AG, a Selling Securityholder, will purchase the remaining authorized 200,000 Convertible Shares in the near future.

         Based upon information provided by the Selling Securityholders and except with respect to the 200,000 Convertible Shares yet to be placed with Seatex AG and the approximate 150,000 Common Shares being registered to accommodate future conversions thereof, each Selling Securityholder owns that number of Common Shares or Warrants, as appropriate, indicated in the table above. The historical relationship between the Selling Securityholders and the Company is described below.


                            DESCRIPTION OF SECURITIES

Common Stock

         The Company is authorized to issue 20,000,000 Common Shares, no par value, of which 5,074,615 shares were issued and outstanding as of February 4, 1997.

     After this offering, assuming the exercise of all 13 Warrants and conversion of all the Convertible Shares, there will be 7,443,056 Common Shares outstanding.


         Holders of Common Shares are entitled to dividends when, as and if declared by the Board of Directors out of funds legally available therefor. However, the Company does not anticipate paying dividends on its Common Shares in the foreseeable future, but intends to retain its earnings, if any, for use in its business.

         Holders of Common Shares are entitled to cast one vote for each share held at all stockholder meetings for all purposes, including the election of directors. The holders of a majority of the Common Shares issued and outstanding and entitled to vote,constitute a quorum at all meetings of stockholders and the vote of the holders of a majority of Common Shares present at such a meeting will decide any question brought before each meeting, except for certain actions such as amendments to the Company's certificate of incorporation, mergers or dissolutions which require the vote of the holders of a majority of the outstanding Common Shares.

         Upon liquidation or dissolution, the holder of each outstanding Common Share will be entitled to share equally in the assets of the Company legally available for distribution to such stockholder after the payment of all debts and other liabilities and after distribution to preferred stockholders legally entitled thereto.

         No holder of Common Shares has a preemptive or preferential right to purchase or subscribe for any part of any unissued or any additional authorized stock or any securities of the Company convertible into shares of its stock. The outstanding Common

Shares are, and the shares offered hereby will be fully paid and nonassessable.

Warrants

         Ten (10) of the Warrants were issued in consideration of services rendered to the Company during its fiscal year ending June 30, 1997, pursuant to consulting agreements by and between the Company and the Selling Securityholders, one (1) Warrant pursuant to the terms of an agreement by and between the Company and a Selling Securityholder, dated February 22, 1996 and two (2) of the Warrants were issued to a Selling Securityholder for his services rendered to the Company in a capital-raise transaction; the 750,000 Company Common Shares are being registered herein pursuant to the terms of two agreements, dated February 29, 1996 and August 22, 1995, respectively, by and between the Company and the Selling Securityholders. For a complete description of the terms of these Agreements, reference is made to Exhibit 4(d) to the Registration Statement of which this Prospectus forms a part. See "Additional Information" and "Incorporation of Certain Documents by Reference." Generally, each Warrant entitles the registered holder to purchase from the Company from between 15,000 to 600,000 Common Shares at exercise prices of between $.25 and $7.50 per share during the period commencing upon their respective grant dates, and continuing for the twelve month period following the filing of the Post-Effective Amendment No. 1 to the Registration Statement of which this Prospectus forms a part with respect to 11 of the Warrants, from November 28, 1996 through the last day of the thirty-six (36) month period beginning on the filing of Post-Effective Amendment No. 1 to the Registration Statement of which this Prospectus forms a part for 1 Warrant, and; the exerciseability of one (1) Warrant is conditional and subject to certain requirements.

Convertible Shares

         The Company authorized the issuance of up to 400,000 shares of 10% Convertible Preferred Stock, par value $1.00 per share (the "Convertible Shares"), in preparation of the placement of the Convertible Shares with Seatex AG, a Swiss based corporation, pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Regulation S promulgated thereunder. On October 25, 1996, Seatex AG purchased 200,000 Convertible Shares which are convertible commencing December 5, 1996 into Company Common Shares in tranches of 25,000 shares at a conversion rate based upon the ratio of $1.00 (the par value of the Convertible Shares) to the amount equal to seventy-five (75%) percent of the average closing bid price of the Common Shares of the Company over the two (2) consecutive trading days prior to conversion. No more than 50,000 Convertible Shares may be converted during any seven day period. For example, if the average closing bid price of the Company's Common Shares over the two (2) consecutive trading days prior to conversion is $2.00, then 25,000

Convertible Shares would be convertible into 16,666 Common Shares. The Company is registering 150,000 Common Shares to accommodate the conversion of the 200,000 Convertible Shares already placed with Seatex AG; the Company is registering an additional 150,000 Common Shares to accommodate the conversion of the remaining 200,000 Convertible Shares which it anticipates placing also with Seatex AG in the near future.

Directors' Liability

         As authorized by the Colorado Corporation Law (the "CCL"), the Company's Articles of Incorporation (the "Company Certificate") provides that no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except in the event such director or officer is adjudged in the subject action, suit or proceeding to be liable for (i) gross negligence (ii) or willful misconduct. The effect of the provisions in the Company Certificate is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director for breach of the fiduciary duty of care as a director except in the situations described in clauses (i) and (ii) above. This provision does not limit nor eliminate the rights of the Company or of any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of director's duty of care.

Transfer Agent and Registrar

         The transfer agent and registrar for the Common Shares and Warrants is United Stock Transfer, located at 13275 East Fremont
Place, Suite 302, Englewood, Colorado 80112.

                              PLAN OF DISTRIBUTION

The Company

         Thirteen (13) Warrants were issued by the Company to the Selling Securityholders between June 28, 1996 and December 10, 1996, respectively. Between 15,000 and 600,000 Common Shares are issuable by the Company upon the exercise of each of the 13 Warrants for an aggregate of 2,068,441 Common Shares. On October 25, 1996, 200,000 Convertible Shares were sold by the Company to Seatex AG and the Company is registering 150,000 Common Shares to accommodate the conversions anticipated which may commence on December 5, 1996. See "The Convertible Shares" above. The Company is registering an additional 150,000 Common Shares to accommodate the future conversions of the remaining and unsold 200,000 Convertible Shares which the Company anticipates placing also with Seatex AG in the near future. No persons have been engaged to solicit or will be compensated for soliciting, the exercise of the Warrants, or the conversion of the Convertible Shares.

The Selling Securityholders

         Any or all of the Securities may be sold from time to time to purchasers directly by the Selling Securityholders. Alternatively, the Selling Securityholders may from time to time offer the Securities through underwriters, dealers or agents who may receive compensation in the form of underwriting discounts, concessions or commissions from the Selling Securityholders and/or the purchasers of Securities for whom they may act as agents. The Selling Securityholders and any such underwriters, dealers or agents that participate in the distribution of Securities may be deemed to be underwriters under the Act, and any profit on the sale of the Securities by them and any discounts, commissions or concessions received by them may be deemed to be underwriting discounts and commissions under the Act. The Securities may be sold from time to time in one or more transactions at a fixed offering price, which may be changed, or at varying prices determined at the time of sale or at negotiated prices. The distribution of securities by the Selling Securityholders may be effected in one or more transactions that may take place on the over-the-counter market, including ordinary broker's transactions, at privately-negotiated prices. Usual and customary or specifically negotiated brokerage fees, discounts and commissions may be paid by the Selling Securityholders in connection with such sales of securities.

         At the time a particular offer of Securities is made, to the extent required, a supplement to this Prospectus will be distributed (or, if required, a post-effective amendment to the Registration Statement of which this Prospectus is a part will be filed) which will identify and set forth the aggregate amount of Securities being offered and the terms of the offering, including the name or names of any underwriters, dealers or agents, the purchase price paid by any underwriter for Securities purchased from the Selling Securityholders, any discounts, commissions and other items constituting compensation from the Selling Securityholders and/or the Company and any discounts, commissions or concessions allowed or disallowed or paid to dealers, including the proposed selling price to the public. In addition, an underwritten offering will require clearance by the National Association of Securities Dealers of the underwriter's compensation arrangements. The Company will not receive any of the proceeds from the sale by the Selling Securityholders of the Securities offered hereby. All of the filing fees and or the expenses of this Registration Statement will be borne in full by the Company, other than any fees or expenses of counsel to the Selling Securityholders and underwriting fees, discounts and commissions relating to this offering.

         Under applicable rules and regulations under the Exchange Act, any person engaged in a distribution of the Securities may not simultaneously engage in market making activities with respect to the Securities for a period of two business days prior to the commencement of such distribution. In addition and without limiting the foregoing, the Selling Securityholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including without limitation Rules 10b-6 and 10b-7, which provisions may limit the timing of purchases and sales of the Securities by the Selling Securityholders.

         In order to comply with certain states' securities laws, if applicable, the Securities will be sold in such jurisdiction only through registered or licensed brokers or dealers. In certain states the Securities may not be sold unless the Securities have been registered or qualified for sale in such state, or unless an exemption from registration or qualification is available and is obtained.


                                 LEGAL OPINIONS

         The legality of the Warrants and the Common Shares issuable upon exercise of the Warrants has been passed upon for the Company by Joseph J. Tomasek, Esq., Somerville, New Jersey.

                                     EXPERTS

         The financial statements incorporated in this Prospectus by reference from the Company's Annual Report on Form 10-KSB for the year ended June 30, 1996, as amended by the Company's Form 10-KSB/A and Form 10-KSB/A-2, have been audited by Rosenberg Rich Baker Berman & Company, independent auditors, as stated in their reports, which are incorporated hereby by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

         No dealer, salesman or any other person has been authorized to give any information or to make an representation other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or the Underwriter. This Prospectus does not constitute an offer to sell or a solicitation or an offer to buy, by any person in any jurisdiction in which it is unlawful for such person to make such offer or solicitation. Neither the delivery of this Prospectus nor any offer, solicitation or sale made hereunder shall, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date of this Prospectus.

       TABLE OF CONTENTS
                                  Page

Available Information ............   4
Incorporation of Certain Documents
  by Reference....................   4
Prospectus Summary................   7
Risk Factors......................  10
Use of Proceeds...................  15
Common Share Price Range..........  15
Selling Securityholders and
  Relationship between the
  Company and the Selling
  Securityholders.................. 16
Description of Securities.......... 18
Plan of Distribution............... 20
Legal Opinions..................... 22
Experts............................ 22

                              CONTINENTAL AMERICAN
                              TRANSPORTATION, INC.


2,068,441  Common Shares issuable
           Upon Exercise of 16 Common

                               P R O S P E C T U S



                                February 6, 1997

                                     PART II




                     Information Not Required in Prospectus


Item 14.  Other Expenses of Issuance and Distribution.


         The following table sets forth the expenses relative to this offering, all of which are to be borne by the Registrant. Expenses other than filing fees are estimated.


Filing Fee - Securities and Exchange Commission .      $ 8,065.00
Filing Fee - NASD . . . . . . . . . . . . . . . .      $    0
Accounting Fees and Expenses: . . . . . . . . . .      $ 1,000.00
Legal Fees and Expenses . . . . . . . . . . . . .      $ 7,500.00
Printing Fees . . . . . . . . . . . . . . . . . .      $ 2,000.00
Miscellaneous . . . . . . . . . . . . . . . . . .      $ 5,000.00
                                                       ----------
Total Expenses  . . . . . . . . . . . . . . . . .      $23,565.00
                                                       ==========


Item 15.  Indemnification of Directors and Officers


         As authorized by the Colorado Corporation law (the "CCL"), the Company's Articles of Incorporation (the "Company Certificate") provides that no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director except in the event such director or officer is adjudged in the subject action, suit or proceeding to be liable for (i) gross negligence (ii) or willful misconduct. The effect of the provisions in the Company Certificate is to eliminate the rights of the Company and its stockholders (through stockholders' derivative suits on behalf of the Company) to recover monetary damages against a director for breach of the fiduciary duty of care as a director except in the situations described in clauses (i) and (ii) above. This provision does not limit nor eliminate the rights of the Company or of any stockholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of director's duty of care.

Item 16.  Exhibits                                                    Page

4(a)*             Specimen of Common Stock Certificate.

4(b)*             Specimen of Warrant certificate.

4(d)(1)* Agreement, dated as of February 22, 1996, by and between Continental American Transportation, Inc. and Meridian Holdings, Inc.; Agreement to Modify Purchase
                  Agreements and Security Agreement, dated
                  August 22, 1995, by and between Continental
                  American Transportation, Inc., Herr's Motor
                  Express, Inc., Robert R. Herr, Wayne S. Herr, Timothy Holstein and Erik Bailey.

4(d)(2)           Consulting Agreements, dated December 10,             28
                  1996, by and between Continental American
                  Transportation,  Inc. and Universal
                  Solutions, Inc., Pyramid Holdings, Inc.,
                  Affiliated Services, Inc., Ocean Marketing
                  Corp., Explorer Financial Services, Inc.,
                  Christie & Company, Global Financial
                  Group, Inc., Mr. Arden Brown, Mr. Scott
                  Sieck and BCR Media, Inc.

4(e)*             Specimen of 10% Convertible Preferred Stock
                  Certificate.                                         107

5                 Opinion of Joseph J. Tomasek, Esq.                   109

23(a)             Consent of Joseph J. Tomasek, Esq.
                  (contained in the opinion of counsel
                  filed as Exhibit 5 hereto).

23(b)             Consent of Rosenberg Rich Baker
                  Berman & Company.                                     40

24                Power of Attorney (included in Part II
                  of this Registration Statement).


* Exhibits to the Company's Registration Statement on Form S-3 and Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on July 26, 1996 and November 25, 1996, respectively, incorporated herein by reference.

Item 17.  Undertakings

                  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)          To include any Prospectus required by
section 10(a)(3) of the Securities Act of 1933;


                           (ii)       To reflect in the Prospectus any facts or
events which, individually or together, represent a fundamental change in the information in the Registration Statement; and

                           (iii)      To include any additional or changed
material information on the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  Provided, however, that paragraphs (1)(i) and 1(ii) do not apply if the Registration Statement is on Form S-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  2. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  4. That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  5. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to such Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Calhoun, State of Georgia, on this 6th day of February, 1997.

                               CONTINENTAL AMERICAN TRANSPORTATION, INC.

                               By:   s/Timothy Holstein
                                     Timothy Holstein
                                     Chairman of the Board,
                                     President and Chief Executive officer

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby constitutes and appoints Timothy Holstein, Erik Bailey and Brian Henninger and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                Title                           Date


s/Timothy Holstein
Timothy Holstein        Chairman of the Board,
                        President, Chief Executive
                        Officer and Director                   February 6, 1997

s/Erik Bailey
Erik Bailey             Vice President,
                        Chief Financial Officer
                        and Director                           February 6, 1997


s/Brian Henninger
Brian Henninger         Secretary and
                        Director                               February 6, 1997

catfms-3.PE1

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and UNIVERSAL SOLUTIONS, INC., 7457 Aloma Avenue, Suite 302, Winter Park, Florida 32792, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the
Warrant") to purchase up to a total of eighty thousand (80,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 40,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 40,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement on November 29, 1996.

         3.1.(b) The Warrant was issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein

UNIVERSAL SOLUTIONS, INC.


By   s/Charles S. Arnold
         Charles S. Arnold, President




























catwarnt.unv12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and PYRAMID HOLDINGS, INC., 1049 Corkwood Drive, Oviedo, Florida 32765, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the Warrant") to purchase up to a total of seventy five thousand (75,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 15,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 60,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement on November 29, 1996.

         3.1.(b) The Warrant was issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein

PYRAMID HOLDINGS, INC.


By   s/Kent T. Allen
         Kent T. Allen, President

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and AFFILIATED SERVICES, INC., Rt. 1 Box 242, 360 Speaks Road, Advance, North Carolina 27006, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the Warrant") to purchase up to a total of seventy five thousand (75,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 15,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 60,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement on November 29, 1996.

         3.1.(b) The Warrant was issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein

AFFILIATED SERVICES, INC.


By   s/Tracia N. Arnold
         Tracia N. Arnold, President
























catwarnA.dec12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and OCEAN MARKETING CORP., 2901 Hill Street, New Smyrna Beach, Florida 32169, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the Warrant") to purchase up to a total of seventy five thousand (75,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 15,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 60,000 Warrant Shares at the exercise price of $2.50 per Warrant Share; and

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement on November 29, 1996.

         3.1.(b) The Warrant was issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein

OCEAN MARKETING CORP.


By   s/Richard J. Fixaris
         Richard J. Fixaris, President




















catwarnO.dec12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and EXPLORER FINANCIAL SERVICES, INC. 601B Webster Avenue, Winter
Park, Florida 32789 or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the Warrant") to purchase up to a total of six hundred thousand (600,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 300,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 300,000 Warrant Shares at the exercise price of $2.50 per Warrant Share; and

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.


6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein


EXPLORER FINANCIAL SERVICES, INC.

By   s/Christopher Bailey
         Christopher Bailey, President






















catwarnE.dec12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and CHRISTIE & COMPANY, 401 West High Street, Pottstown, Pennsylvania 19464, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the
Warrant") to purchase up to a total of two hundred fifty thousand (250,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 150,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 50,000 Warrant Shares at the exercise price of $2.50 per Warrant Share; and
         (iii) 50,000 Warrant Shares at the exercise price of $5.00 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.


6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein

CHRISTIE & COMPANY


By   s/John Christie
         John Christie, President































catwarnC.dec12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and ARDEN BROWN, 5761 Northwest 32nd Terrace, Boca Raton, Florida
33496, or his assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant  shall  undertake  market  research  in  the  transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.


3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the Warrant") to purchase up to a total of seventy five thousand (75,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 35,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 40,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By   s/Timothy Holstein
         Timothy Holstein




By   s/Arden Brown
         Arden Brown


























catwarnB.dec12/20/96

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and GLOBAL FINANCIAL GROUP, INC., 100 Washington Square, Suite 1319, Minneapolis, Minnesota 55401, or its assignees
("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofore issued and delivered to the Consultant and its assigns during July, 1996 and December, 1996, 8 common stock purchase warrants permitting the purchase at various exercise prices of an aggregate of 238,441 Company Common Shares; that these 8 warrants have been canceled and replaced by a single warrant permitting Consultant to purchase the same amount of shares, the terms and conditions of which are more particularly described in Section 3.1 below (the "Warrant"), and; the Warrant was intended to be issued to Consultant in connection with the execution and delivery of, and in partial consideration for Consultant entering into, this Consulting Agreement; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memorialize the total consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the previoius 8 warrants and the new Warrant were originally issued.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that it shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant shall undertake market research in the transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the

Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant: Consultant hereby acknowledges that it and its assigns originally received 8 Common Stock Purchase Warrants dated June 28, 1996 and December 10, 1996, respectively, to purchase up to an aggregate total of two hundred thirty-eight thousand four hundred forty-one (238,441) shares of the Company's common stock (the "Warrant Shares") which 8 warrants have been canceled and a new Common Stock Purchase Warrant, dated December 10, 1996, to Consultant, in the form attached hereto ("the Warrants", or collectively, the "Warrant") consolidating and replacing the previous 8 Warrants, providing for the purchase of the Warrant Shares at the following exercise prices:

         (i) 45,625 Warrant Shares at the exercise price of $.25 per Warrant Share;

         (ii) 152,191 Warrant Shares at the exercise price of $2.50 per Warrant Share;

         (iii) 40,625 Warrant Shares at the exercise price of $5.00 per Warrant Share; and

         The  Warrants   and  the  Warrant   Shares  shall  be  subject  to  the
registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide

Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By
         Timothy Holstein

GLOBAL FINANCIAL GROUP, INC.


By
         Kevin S. Miller, Chief Financial Officer

















catwarnt.glo(1/7/97)

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and BCR MEDIA, INC., a Florida corporation having its principal offices located at 601 B Webster Avenue, Winter Park, Florida 32789, or its assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant shall undertake market research in the transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant, in the form attached hereto, ("the Warrant") to purchase up to a total of three hundred thousand (300,000) shares of the Company's common stock (the "Warrant Shares") at the following exercise prices:

         (i) 150,000 Warrant Shares at the exercise price of $.25 per Warrant Share; and
         (ii) 150,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.


6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering a sufficient number of its Common Shares to include the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996; the Company hereby agrees to amend its Form S-3 Registration Statement to include the Warrant Shares. Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.

CONTINENTAL AMERICAN TRANSPORTATION, INC.

By
         Timothy Holstein

BCR MEDIA, INC.

By
         Scott Sieck, Executive Vice President


catwarn.bcr

         CONSULTING AGREEMENT, dated as of December 10, 1996, by and between CONTINENTAL AMERICAN TRANSPORTATION, INC. (the "Company") and SCOTT SIECK, having an address at 1081 Park Avenue, Winter Park, Florida 32789, or his assignees ("Consultant").

         WHEREAS, the Company is a public company; and

         WHEREAS, Consultant is in the business of assisting public companies in financial relations; and

         WHEREAS, the Company desires to memoralize its retaining of Consultant to provide specified services for the Company; and

         WHEREAS, the Company has heretofor issued and delivered to the Consultant during July, 1996, a certain common stock purchase warrant pursuant to the general terms of which the Consultant had the right to purchase 25,000 Company Common Shares for the purchase price of $.25 per share and 25,000 Company Common Shares for the purchase price of $2.50 per share (the "Warrant"), and which Warrant was intended to be issued in connection with the execution and delivery of, and in consideration for Consultant entering into, this Consulting Agreement and which Warrant was erroneously delivered to Consultant prior to the execution and delivery of this Consulting Agreement; and

         WHEREAS, the Company, in addition to the remedial actions described below, desires to cancel the Warrant and to execute and deliver to Consultant a new warrant to provide for the increase in the amount of Company Common Shares that Consultant may purchase by increasing the Common Shares purchasable at $.25 per share from 25,000 to 175,000 and increasing the Common Shares purchasable at $2.50 per share from 25,000 to 175,000; and

         WHEREAS, the Company and the Consultant desire to enter into this Consulting Agreement and to memoralize the consideration, i.e., Consultant's services rendered during the Company's fiscal year ending June 30, 1997, in this Agreement and for which the Warrant was originally issued and delivered to the Consultant.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.       DUTIES AND INVOLVEMENT

         1.1. The Company hereby acknowledges that the Consultant has, since July 1, 1996, rendered services to the Company described below; Consultant hereby acknowledges that he shall continue to render the services described below during the term of this Agreement and that the Company hereby formally engages Consultant to provide such financial and public relations services described as follows:

         Consultant shall undertake market research in the transportation industry; the Consultant shall identify the Company's competitors in the industry and provide to the Company information concerning such competition in the marketplace; the Consultant shall undertake appropriate market and industry analyses that Consultant deems would be beneficial to the Company's short and long-term business opportunities and business goals; the Consultant shall advise the Company on matters concerning the marketing and placement of its securities in the private and public markets, all in accordance with applicable laws, rules and regulations; such services shall also generally include advice to and consulting with the Company's management concerning marketing surveys, investor profile information, methods of expanding investor support and increasing investor awareness of the Company and its products and/or services. Consultant will also provide additional services to the Company, including assistance in broker relations, assisting in the preparation and format of due diligence meetings, and attendance at conventions and trade shows.

         1.2. Consultant acknowledges that neither it nor any of its employees or affiliates is an officer, director, or agent of the Company, that in rendering advice or recommendations to the Company it is not and will not be responsible for any management decisions on behalf of the Company and that it is not authorized or empowered to commit the Company to any recommendation or course of action. The Company represents that Consultant does not have, through stock ownership or otherwise, the power to control the Company nor to exercise any dominating influence over its management.

2.       TERM

         The term of this Agreement shall be deemed to have commenced as of July 1, 1996, since Consultant has been rendering services to the Company since that date, and shall continue until June 30, 1997.

3.       COMPENSATION

         As total and complete consideration for Consultant's agreement to enter into this Consulting Agreement and for the services to be provided by Consultant to the Company, the Company hereby grants to Consultant the following:

         3.1. A Common Stock Purchase Warrant; Consultant hereby acknowledges that he has received a Common Stock Purchase Warrant, dated June 28, 1996, delivered to Consultant in July, 1996, in the form attached hereto ("the
Warrant") to purchase up to a total of fifty thousand (50,000) shares of the Company's common stock; and the Company and the Consultant hereby agree that the Consultant shall receive an amended Common Stock Purchase Warrant, dated December 10, 1996, in the form annexed hereto as Exhibit A, granting to the Consultant the right to purchase up to a total of three hundred fifty thousand (350,000) shares of the Company's Common Stock (the "Warrant Shares") at the following exercise prices:

         (i) 175,000 Warrant Shares at the exercise price of $.25 per Warrant Share;
         (ii) 175,000 Warrant Shares at the exercise price of $2.50 per Warrant Share.

         The Warrant and the Warrant Shares shall be subject to the registration provisions contained in this Agreement.

         3.1.(a) The Warrant may be exercised from time to time and in whole or in part for a period commencing upon grant and terminating twelve (12) months following registration of the Warrant Shares as provided for in this Agreement.

         3.1.(b) The Warrant shall be issued to Consultant upon the signing of this Agreement. In the event this Agreement is terminated for any reason whatsoever, the Warrant referred to herein shall remain in full force and effect with respect to any Warrant Shares which were exercised or which remain exercisable under the Warrant and Consultant shall have the right to the retention of the Warrant and the Warrant Shares in consideration of goods provided and for services performed.

4.       SERVICES NOT EXCLUSIVE

         Consultant shall devote such of its time and effort necessary to the discharge of its duties hereunder. The Company acknowledges that Consultant is engaged in other business activities and that it will continue such activities during the term of this Agreement. Consultant shall not be restricted from engaging in other business activities during the term of this Agreement.

5.       CONFIDENTIALITY

         Consultant acknowledges that it may have access to confidential information regarding the Company and its business. Consultant agrees that it will not, during or subsequent to the terms of this Agreement, divulge, furnish, or make accessible to any person (other than with the written permission of the Company) any knowledge or information or plans of the Company with respect to the Company or its business, including, but not limited to, the products of the Company, whether in the concept or development stage or being marketed by the Company on the effective date of this Agreement or during the term hereof.

6.       COVENANT NOT TO COMPETE

         During the term of this Agreement, Consultant warrants, represents and agrees that it will not compete directly with the Company in the Company's primary industry or related fields.

7.       REGISTRATION OF SECURITIES

         7.1. The Company has filed a registration statement, registering the Warrant Shares and such Registration Statement, filed on Form S-3 with the Securities and Exchange Commission, has been declared effective on November 29, 1996: Consultant hereby acknowledges and represents that he/she/it has not offered to sell or sold any of the Warrant Shares that it has the right to purchase under the terms of the Warrant and covenants that he/she/it shall not offer to sell or sell any such Warrant Shares until a post-effective amendment to the Form S-3, with a copy of this Consulting Agreement attached as an exhibit thereto, has been filed with the SEC and become effective. In addition, the Company will undertake to comply with the various states securities laws and regulations with respect to the registration of the Warrant Shares referred to herein.

         7.2. Subject to Section 7.1 above, at all times following registration of the Warrant Shares and continuing until the earlier of either the exercise in full of the Warrant or the Expiration Date, the Company shall maintain and be current on all filings with the United States Securities and Exchange Commission, appropriate state securities departments and, as may be required, with the National Association of Securities Dealers, Inc. and/or national or regional stock exchanges necessary to allow the Warrant Shares to be freely tradable in the public market.

8.       INVESTMENT REPRESENTATION

         The Company represents and warrants that it has provided Consultant access to all information available to the Company concerning its condition, financial and otherwise, its management, its business and its prospects. The Company represents that it has provided Consultant with a copy of the Company's most recent Form 10-K or Form 10-KSB and any subsequent filing required or filed under the rules and regulations promulgated under the Securities Act of 1933, as amended (the "Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any (the "Disclosure Documents"). Consultant acknowledges that it is aware that because of the Company's financial position and other factors, the acquisition of the Warrant Shares to be issued to Consultant involves a high degree of risk, including the risk that Consultant may lose its entire investment in the Warrant Shares. Consultant further represents that it and its advisors have been afforded the opportunity to discuss the Company with its management. The Company represents that it has and will continue to provide

Consultant with any information or documentation necessary to verify the accuracy of the information contained in the Disclosure Documents and will promptly notify consultant upon the filing of any registration statement or other periodic reporting documents filed pursuant to the Act or the Exchange Act. The Company represents that, notwithstanding securities listed in this Agreement, it does not currently have any of its securities in registration and further agrees to refrain from offering for sale any additional securities of the Company and from filing any additional registration statements during the term of this Agreement without the written consent of Consultant, which consent shall not be unreasonably withheld.

9.       ASSIGNMENT

         This Agreement may not be assigned by either party hereto without the written consent of the other but shall be binding upon the successors of the parties.

10.      ARBITRATION

         Any dispute, controversy or claim between the Company and consultant arising out of or related to this Agreement, or breach thereof, shall be settled by arbitration, which shall be conducted in accordance with the rules of the American Arbitration Association then in effect and conducted in the City of Atlanta and and in the State of Georgia. Any award made by such arbitrators shall be binding and conclusive for all purposes thereof, may include injunctive relief, as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating to this Agreement shall include, by consolidation or joinder or in any other manner, parties other than the Company or Consultant and other persons substantially involved in common questions of fact or law whose presence is required if complete relief is to be afforded in arbitration. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrators and may include reasonable attorney's fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail or personal service at the address provided for herein.

11.      INDEMNIFICATION

         11.1. The Company agrees to indemnify and hold harmless Consultant and its agents and employees against any losses, claims, damages or liabilities, joint or several, to which Consultant or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse Consultant or any such other person for any legal or other expenses reasonably incurred by Consultant or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         11.2. Consultant will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages or liabilities to which the Company or any such other person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions, suits, or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, any preliminary prospectus, the prospectus, or any amendment or supplement thereto, or arise out of or are based on the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission in the registration statement, any preliminary prospectus, the prospectus, or any such amendment or supplement, was made in reliance upon and in conformity with written information furnished to the Company by Consultant specifically for use in the preparation thereof, and will reimburse any legal or other expenses reasonably incurred by the Company or any such other person in connection with investigating or defending any such loss, claim, damage, liability, or action, suit or proceeding. This indemnity agreement will be in addition to any liability which Consultant may otherwise have.

         11.3. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, suit or proceeding, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action, suit or proceeding is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

12.      NOTICES

         All notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given: (i) two (2) hours after delivered personally to the party to be notified; or (ii) three (3) business days after deposited in the U.S. mail, postage paid via registered or certified mail, return receipt requested. Notices to the Company shall be addressed to its president at its principal executive office and to Consultant to its president at its principal executive office, or to such other addresses as either party may designate upon at least ten days' notice to the other party.

13.      GOVERNING LAW

         This Agreement shall be constructed by and enforced in accordance with the laws of the State of Colorado.

14.      ENTIRE AGREEMENT

         This Agreement contains the entire understanding and agreement between the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by both parties.

15.      NON-WAIVER

         A delay or failure by either party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

16.      HEADINGS

         Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

17.      COUNTERPARTS

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

18.      BINDING EFFECT

         The provisions of this Agreement shall be binding upon the parties, their successors and assigns.

19.      SEVERABILITY

         If any provisions of this Agreement, except paragraphs 1, 3 and 7, or application thereof to any person or circumstance shall be deemed or held to be invalid, illegal or unenforceable to any extent, the remainder of this Agreement shall not be affected and the application of such affected provisions shall be enforced to the greatest extent possible under law.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to be effective as of the day and year first written above.


CONTINENTAL AMERICAN TRANSPORTATION, INC.


By       s/Timothy Holstein
         Timothy Holstein



By       s/Scott Sieck
         Scott Sieck














catwarnS.dec 1/13/96

Exhibit 5
                                 LAW OFFICES OF
                                JOSEPH J. TOMASEK
                                 ATTORNEY AT LAW
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876

                                February 6, 1997


Board of Directors
Continental American Transportation, Inc.
495 Lovers Lane Road
Calhoun, Georgia 30701

Gentlemen:

         I have acted as special counsel to Continental American Transportation, Inc. (the "Company") in connection with Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission on July 26, 1996, as amended by Pre-Effective Amendment No. 1 filed with the Commission on November 25, 1996 (collectively, the "Registration Statement"), pertaining to the registration of up to 3,118,441 shares of the Company's Common Stock, no par value, comprised of: (a) 2,068,441 Common Shares which are purchasable upon the exercise of 13 non-redeemable Common Stock Purchase Warrants being offered by certain Warrantholders of the Company (the "Warrants"); (b) 300,000 Common Shares which are issuable, subject to certain conditions as described in the Registration Statement, upon the conversion of the Company's 400,000 shares of its 10% Convertible Preferred Stock, $1.00 par value per share, and; (c) 750,000 Common Shares which are being registered on behalf of certain Selling Securityholders identified in the Registration Statement (the"Common Shares").

         In that connection, I have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purposes of this opinion, including the following: (a) the Restated Articles of Incorporation and Bylaws of the Company, as amended and (b) resolutions adopted by the Board of Directors of the Company at meetings held on June 28, 1996, November 20, 1996 and February 3, 1997, respectively.

         For purposes of this opinion, I have assumed the authenticity of all documents submitted to me as originals and the conformity to the originals of all documents submitted to me as copies. I have also assumed the genuiness of the signatures of persons signing all documents in connection with which this opinion is rendered, the authority of such persons signing on behalf of the parties thereto other than the Company, and the due authorization, execution and delivery of all documents by the parties thereto other than the Company.

Board of Directors
Continental American
Transportation, Inc.
November 21, 1996
Page -2-

         Based on the foregoing, I am of the opinion that:

         (1) The Company is a corporation validity existing and in good standing under the laws of the State of Colorado.

         (2) When, as and if Post-Effective Amendment No. 1 (intended to be filed by the Company on February 6, 1997 via EDGAR with the Securities and Exchange Commission) to the Registration Statement previously filed on Form S-3 with the Securities and Exchange Commission (the "SEC") via EDGAR on July 26, 1996, as amended by Pre-Effective Amendment No. 1 filed with the Commission on November 25, 1996 by the Company becomes effective pursuant to the provisions of the Securities Act of 1933, as amended, and subject to compliance with applicable state securities laws, the Common
Shares will be duly authorized and validly issued.

         I hereby consent to the filing of this opinion as exhibit 5 to Post-Effective Amendment No. 1 to the Registration Statement, and to the reference to me under the section entitled "Legal Opinions" in the Registration Statement.

                                           Very truly yours,

                                           s/Joseph J. Tomasek

                                           Joseph J. Tomasek, Esq.




















cat-att2.s-3

Exhibit 23(b)

                      Rosenberg Rich Baker Berman & Company
                                380 Foothill Road
                          Bridgewater, New Jersey 08807



                          Independent Auditors' Consent




To the Board of Directors and Stockholders of Continental American Transportation, Inc. and Subsidiaries


We consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement of Continental American Transportation, Inc. and Subsidiaries (the "Company") on Form S-3, to be filed with the Securities and Exchange Commission on February 6, 1997 (the "Registration Statement") of (1) our report dated October 11, 1996, appearing in the Annual Report on Form 10-KSB of the Company for the year ended June 30, 1996; (2) our reports dated March 1, 1996 appearing in Amendment No. 2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 17, 1996, and; (3) to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.


                           ROSENBERG RICH BAKER BERMAN & COMPANY
                           s/Rosenberg Rich Baker Berman & Company



Bridgewater, New Jersey
February 6, 1997
















audcons4.s-3